Prospectus Supplement                                             215958  7/04
dated July 1, 2004 to:
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PUTNAM DIVERSIFIED INCOME TRUST
Retail prospectus dated January 30, 2004

Effective July 1, 2004, the following text should be inserted under the heading "Which class of shares is best for me? - Class C shares":

* Orders for class C shares of one or more Putnam funds, other than class C shares sold to investors in Japan, will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more